ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS

July 31, 2020 (unaudited)

Security Description	Country	Shares	Market Value
Common Stocks – 92.5%
Electronic Equipment, Instruments & Components – 2.1%
Keysight Technologies, Inc.(a)	United States	1,727	$172,510
Entertainment – 9.7%
Bilibili, Inc., ADR(a)	China	4,411	192,231
Netflix, Inc.(a)	United States	419	204,841
Sea Ltd., ADR(a)	Singapore	3,150	384,930
			782,002
Interactive Media & Services – 8.2%
Alphabet, Inc. Class C(a)	United States	130	192,785
Facebook, Inc. Class A(a)	United States	996	252,655
Tencent Holdings Ltd.	China	3,194	220,071
			665,511
Internet & Direct Marketing Retail – 12.1%
Alibaba Group Holding Ltd., ADR(a)	China	786	197,302
Amazon.com, Inc.(a)	United States	113	357,609
Meituan Dianping Class B(a)	China	17,081	422,936
			977,847
IT Services – 2.0%
MongoDB, Inc. Class A(a)	United States	709	162,418
Semiconductors & Semiconductor Equipment – 39.5%
Advanced Micro Devices, Inc.(a)	United States	9,289	719,248
Analog Devices, Inc.	United States	568	65,235
Marvell Technology Group Ltd.	United States	7,581	276,479
MediaTek, Inc.	Taiwan	15,000	358,941
NVIDIA Corp.	United States	620	263,246
NXP Semiconductors NV	Netherlands	1,195	140,448
Qorvo, Inc.(a)	United States	1,840	235,796
QUALCOMM, Inc.	United States	3,784	399,628
Skyworks Solutions, Inc.	United States	1,695	246,758
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	33,000	479,322
			3,185,101
Software – 18.0%
Agora, Inc., ADR(a)	China	1,108	48,242
Atlassian Corp. PLC Class A(a)	Australia	947	167,288

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS

July 31, 2020 (unaudited)

Security Description	Country	Shares	Market Value
Software – 18.0% (continued)
Datadog, Inc. Class A(a)	United States	938	$88,041
Elastic NV(a)	United States	2,399	230,760
Microsoft Corp.	United States	1,520	311,615
Salesforce.com, Inc.(a)	United States	802	156,270
ServiceNow, Inc.(a)	United States	466	204,667
Slack Technologies, Inc. Class A(a)	United States	1,637	48,373
Splunk, Inc.(a)	United States	399	83,718
Zoom Video Communications, Inc. Class A(a)	United States	162	41,133
Zscaler, Inc.(a)	United States	520	67,522
			1,447,629
Technology Hardware, Storage & Peripherals – 0.9%
Xiaomi Corp. Class B(a),(b)	China	36,079	68,991

Total Common Stocks (Cost $5,853,077)			7,462,009

	Principal
Short-Term Investments – 7.8%
Time Deposits – 7.8%
Barclays, London, 0.01%, 08/03/2020	629,869	629,869
Total Time Deposits		629,869
Total Short-Term Investments (Cost $629,869)		629,869
Total Investments – 100.3% (Cost $6,482,946)		8,091,878
Liabilities, less cash and other assets – (0.3)%		(27,739)
Net Assets – 100.0%		$8,064,139

ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS

July 31, 2020 (unaudited)

Summary of Investments by Sector^
Information Technology	62.5%
Communication Services	17.9
Consumer Discretionary	12.1
Short -Term Investments	7.8
Liabilities, less cash and other assets	(0.3)
100.0%

^	As a percentage of net assets.

Concentration Risk: To the extent the Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF

NOTES TO SCHEDULE OF INVESTMENTS

July 31, 2020 (unaudited)

Investment Valuation

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by Esoterica Capital LLC (the “Adviser”) in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, Esoterica NextG Economy ETF’s (the “Fund”) net asset value (“NAV”) will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF

NOTES TO SCHEDULE OF INVESTMENTS

July 31, 2020 (unaudited)

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

●	Level 1 — unadjusted quoted prices in active markets for identical assets

●	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$7,462,009	$–	$–	$7,462,009
Short-Term Investments
Time Deposits	–	629,869	–	629,869
Total Assets	$7,462,009	$629,869	$–	$8,091,878

*	Please refer to the Schedule of Investments for further breakout of each security by country and industry type.